ELITE ACCESS BROKERAGE EDITION (09/17) Primary Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Social Security Number Date of Birth Email Address Phone Number (include area code) Linking/BIN/Brokerage Acct. Number (if applicable) (mm/dd/yyyy) Page 1 of 11 NV7873 09/17 Home Office: Purchase, NY 10577 www.jackson.com INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA650NY) NVDA 650BE 01/17 Individual/Joint Corporation/Pension PlanCustodian Government Entity INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA660NY) Jackson of NY pre-assigned Contract Number Tax ID Numberor Trust (print clearly) Sex Male Female U.S. Citizen Yes No (if applicable) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Mailing Address Line 1 Mailing Address City State ZIP Physical Address Line 2 Mailing Address Line 2 Jackson National Life Insurance Company of New York Customer Care: 800-599-5651 Bank or Financial Institution Customer Care: 888-464-7779 Fax: 888-576-8383 Hours: 8:00 a.m. to 8:00 p.m. ET Email: customercare@jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Overnight Mail: 1 Corporate Way Lansing, MI 48951 PLEASE PRINT CLEARLY Type of Ownership: Please see the Good Order Checklist for additional requirements. For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should be on file prior to taking a distribution. If not, the distribution may require the mandatory IRA Foreign Withholding.

Page 2 of 11 NV7873 09/17 LONG-TERM SMART NVDA 650BE 01/17 First Name Middle Name Last Name Relationship to Owner Social Security Number Email Address Phone Number (include area code) (print clearly) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) First Name Middle Name Last Name Social Security Number Phone Number (include area code) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) No Joint Annuitant First Name Middle Name Last Name Relationship to Primary Annuitant Social Security Number Phone Number (include area code) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) Joint Owner Primary Annuitant Joint Annuitant Complete this section if different than Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Owner. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

LONG-TERM SMART Page 3 of 11 NV7873 09/17NVDA 650BE 01/17 Beneficiary(ies) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Contingent Contingent Sex Male Female Sex Male Female Sex Male Female It is required for Good Order that the Death Benefit Percentage be whole numbers and must total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares. Please use form N3041 for additional beneficiaries.

Annuity Type Page 4 of 11 NV7873 09/17 LONG-TERM SMART NVDA 650BE 01/17 Premium Payment Select method of payment and note approximate amount: External Transfer Check Attached Wire Internal Transfer IRA - Traditional* Roth IRA* Other: SEP Roth Conversion *Tax Contribution Years and Amounts: Year: $ Non-Tax Qualified Statement Regarding Replacement of Existing Policies or Annuity Contracts Do you intend to replace an existing life insurance policy or annuity contract? No Yes Stretch IRA Non-Qualified Stretch Year: $ Transfer Information Company releasing funds Account number $ $ Full Partial Full Partial Yes No Yes No IRC 1035 Exchange Direct Transfer Non-1035 Exchange Non-Direct RolloverDirect Rollover Non-Qualified Plan Types: All Other Plan Types: Annuitization/Income Date Specify Income Date (mm/dd/yyyy) 403(b) TSA Check In Transit Maturity date It is required for Good Order that this entire section be completed. $ $ $ $ Anticipated transfer amount Transfer Type Client Initiated Please check the appropriate box(es) under the " Transfer Type" and " Client Initiated" headings. Jackson of NY will only request the funds if the " Client Initiated" section is left blank or checked " No." If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. One account number per box. Please also submit form N3783 for external transfers. $ If replacing, please provide the Jackson National Life Insurance Company of New York (Jackson of NY) pre-assigned Contract number. Please complete all necessary forms as required by New York Regulation 60. Jackson of NY pre-assigned Contract number:

Premium Allocation Page 5 of 11 NV7873 09/17 LONG-TERM SMART NVDA 650BE 01/17 % Traditional Investments Equity Investments JNL Multi-Manager Small Cap Growth (116) JNL Multi-Manager Small Cap Value (208) JNL/American Funds Growth JNL/The Boston Company Equity Income JNL/American Funds Growth-Income JNL/DFA U.S. Core Equity (395) (342) (606) (115) JNL/Franklin Templeton Income (075) JNL/Invesco Small Cap Growth (195) JNL/JPMorgan MidCap Growth (222) JNL/Mellon Capital Index JNL/Mellon Capital S&P 500 Index JNL/Mellon Capital Small Cap Index (124) (123) (128) JNL/PPM America Mid Cap Value JNL/T. Rowe Price Established Growth JNL/T. Rowe Price JNL/WMC Value (293) (111) (149) (104) JNL/The London Company Focused U.S. Equity (639) JNL/Invesco China-India (273) JNL/Invesco International Growth (113) JNL/Lazard Emerging Markets (077) JNL/Lazard Strategic Equity (630) JNL/Mellon Capital Emerging Markets Index (349) JNL/Mellon Capital International Index (129) JNL/Oppenheimer (657) Emerging Markets Innovator JNL/WCM Focused International (640) % Traditional Investments International JNL/American Funds Global Growth (638) JNL/American Funds International (343) JNL/Causeway Value Select (126) JNL/Epoch Global Shareholder (397) JNL/Franklin Templeton International Small Cap Growth (250) JNL/Harris Oakmark Global Equity (656) Nasdaq 100 Index JNL/Mellon Capital (101) JNL Multi-Manager Mid Cap (663) JNL/Mellon Capital Dow Index (145) % Traditional Investments Equity Investments (cont. from previous column) JNL/ClearBridge Large Cap Growth (364) JNL/DFA U.S. Small Cap (612) JNL/Mellon Capital S&P 1500 Growth Index (366) JNL/Mellon Capital S&P 1500 Value Index (367) JNL/Vanguard Capital Growth (373) JNL/Vanguard Equity Income (374) JNL/Vanguard Small Company (376) (668) Growth JNL/Vanguard U.S. Stock Market Index JNL/GQG Emerging Markets (675)Equity JNL/Mellon Capital MSCI World Index (183) JNL/Vanguard International Stock Market Index (670) JNL/Vanguard International (375) Equity JNL/Invesco Diversified Dividend (365) Yield Balanced International S&P 400 MidCap International Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7.

LONG-TERM SMART (Continued from page 5)Premium Allocation NVDA 650BE 01/17 Page 6 of 11 NV7873 09/17 Short-Term Bond JNL/T. Rowe Price (076) (648)Unconstrained Bond JNL/Scout (662)Total Return JNL/PPM America (136)High Yield Bond JNL/PPM America % Traditional Investments Fixed Income JNL/Crescent High Income JNL/DoubleLine Emerging Markets (661) (660) Fixed Income JNL/DoubleLine Total Return JNL/Franklin Templeton Global Multisector JNL/JPMorgan U.S. Government & Quality Bond Bond (636) (348) (109) JNL/Goldman Sachs Emerging Markets Debt (059) (133)Bond Index JNL/Mellon Capital (361) JNL/Neuberger Berman Strategic Income JNL/PIMCO Credit Income JNL/PIMCO JNL/PPM America Floating Rate Income Real Return (604) (078) (346) JNL/Mellon Capital S&P SMid 60 (248) JNL/S&P 4 (292) JNL/S&P Competitive (274) JNL/S&P Income & Growth (278) JNL/S&P JNL/S&P JNL/S&P Intrinsic Value International 5 (279) (280) (654) (363) JNL/S&P % Traditional Investments Specialty JNL/DoubleLine Shiller Enhanced (659) JNL/Mellon Capital European 30 JNL/Mellon Capital Index 5 (299) (242) JNL/Mellon Capital Pacific Rim 30 (298) CAPE JNL/Mellon Capital 10 x 10 (243) JNL/Mellon Capital JNL 5 (224) JNL/Mellon Capital MSCI KLD 400 (667)Social Index % Traditional Investments Sector JNL/Mellon Capital Consumer Discretionary Sector (185) JNL/Mellon Capital Financial Sector (189) JNL/Mellon Capital Healthcare Sector (188) JNL/Mellon Capital Industrials Sector (369) JNL/Mellon Capital Information Technology (187) JNL/Mellon Capital Consumer Staples Sector (368) Sector JNL/Mellon Capital Materials Sector (370) JNL/Mellon Capital Utilities Sector (635) JNL/Mellon Capital Energy Sector (190) JNL/Mellon Capital Telecommunications (191)Sector JNL/DoubleLine Core Fixed Income (127) JNL/PIMCO Income (372) Government (107) JNL/WMC Money Market JNL/Vanguard Global Bond Market Index (671) JNL/Mellon Capital Real Estate Sector (371) Advantage Dividend Total Yield Mid 3 Total number of allocation selections may not exceed 99. Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. PREMIUM ALLOCATIONS CONTINUED ON PAGE 7.

Premium Allocation Page 7 of 11 NV7873 09/17 LONG-TERM SMART NVDA 650BE 01/17 (Continued from pages 5 and 6) % Asset Allocation% Tactically Managed Strategies JNL/BlackRock Global Allocation JNL Tactical ETF Moderate JNL Tactical ETF Moderate Growth JNL Tactical ETF Growth JNL/T. Rowe Price Capital Appreciation (389) (390) (391) (345) (305) (637) JNL/FPA + DoubleLine Flexible Allocation % Risk Management Strategies JNL/MMRS JNL/MMRS JNL/MMRS (645) (647) (646) Conservative JNL/AB Dynamic Asset (644)Allocation JNL/American Funds Growth Allocation (358) Growth Allocation JNL/DFA (664) % Alternative Investments Alternative Assets JNL/Brookfield Global Infrastructure JNL/Invesco Global Real Estate JNL/Neuberger Berman Risk Balanced JNL/BlackRock Global Natural and MLP Commodity Strategy JNL/VanEck International Gold (066) (347) (206) (643) (615) JNL/Nicholas Convertible Arbitrage JNL/PPM America Long Short Credit Event Driven JNL/Westchester Capital JNL/Neuberger Berman Currency (398) (614) (603) (631) (658) % Alternative Investments Alternative Strategies JNL/AQR Managed Futures JNL/BlackRock Global Long Short JNL/Eaton Vance Global Macro Absolute Return Advantage JNL/AQR JNL/Boston Partners Global Long Short Equity (379) (641) (628) (653) (629) JNL Multi-Manager Alternative (655) (068) Resources JNL/AQR Large Cap Relaxed Constraint Equity JNL/FAMCO Flex Core Covered Call Strategy Risk Parity Credit % Asset Allocation JNL Institutional Alt 50 (303) JNL Institutional Alt 100 (388) JNL Interest Rate Opportunities (620) JNL Real Assets (619) JNL Conservative Allocation (380) JNL Moderate Allocation (381) JNL Moderate Growth Allocation (070) JNL Growth Allocation (071) (cont. from previous column) JNL Aggressive Growth Allocation (072) JNL/American Funds Moderate Growth Allocation (357) JNL/DFA Moderate Growth Allocation (665) JNL/Vanguard Moderate Allocation (672) JNL/Vanguard Moderate Growth Allocation (673) JNL/Vanguard Growth Allocation (674)Moderate Growth % Fixed Account Options * 5-Year 7-Year (045) (047) 1-Year (NOT AVAILABLE) 3-Year (NOT AVAILABLE) Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives. *Not available if the Liquidity Option is selected. (See NOTE in left margin)

LONG-TERM SMART Systematic Investment (periodic premium reallocation program) Optional Benefit May not be available in all states and once selected cannot be changed. (Contract Form VA660NY)Liquidity Option Frequency: Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10. Monthly Quarterly Semiannually Annually Start Date (mm/dd/yyyy): OR Immediately after issue Page 8 of 11 NV7873 09/17NVDA 650BE 01/17 Telephone/Electronic Transfer Authorization Authorized Caller First Name Middle Name Last Name Social Security Number Date of Birth (mm/dd/yyyy) Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section can participate in Automatic Rebalancing. Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th. Other Systematic Investment Options may be available. Please see Systematic Investment form (NV5485). Optional Benefit: Additional charges will apply. Please see the prospectus for details. Fixed Account Options are not available if Liquidity Option is selected. This authorization is not extended to Authorized Callers. If no election is made, Jackson of NY will default to " No." By checking " Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Producer/Representative, subject to Jackson of NY's administrative procedures. Do you consent to Telephone/Electronic Transfer Authorization? Yes No I (We) release Jackson of NY, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, (NV3982). If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here. This authorization is not extended to Telephone/ Electronic Transfer Authorization. I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established.

Page 9 of 11 NV7873 09/17NVDA 650BE 01/17 LONG-TERM SMART Electronic Delivery Authorization Transaction confirmations Annual and Semiannual reportsProspectuses and prospectus supplements Other Contract-related correspondence ALL DOCUMENTS Do you consent to Electronic Delivery of documents? Yes No My email address is: I (We) will notify the company of any new email address. If no election is made, Jackson of NY will default to " No." Selection of "ALL DOCUMENTS" excludes quarterly statements. Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson of NY's website. For jointly owned contracts, all Joint Owners are consenting to electronic delivery and use of the single email address above. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence. The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Please provide one email address and print clearly. If you authorize Electronic Delivery but do not provide an email address or the address is illegible, Electronic Delivery will not be initiated.

Client Acknowledgments Page 10 of 11 NV7873 09/17 LONG-TERM SMART NVDA 650BE 01/17 Notice to Applicant Owner's Signature Date Signed (mm/dd/yyyy) State where signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Client Signatures State where signed 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. To the best of my (our) knowledge and belief the Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. (Only applicable to Contracts with a Fixed Account Option.) Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency It is required for Good Order that all applicable parties to the Contract sign here. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. This application will be attached to and made part of the Contract.

Page 11 of 11 NV7873 09/17 LONG-TERM SMART NVDA 650BE 01/17 Producer/Representative Acknowledgments Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) First Name Middle Name Last Name Email Address Business Phone Number (include area code) Jackson of NY Prod./Rep. No. Producer/Representative Name #2 Producer/Representative Name #3 Jackson of NY Producer/Representative No. Jackson of NY Producer/Representative No. Percentage Percentage % % Percentage % (print clearly) Program Options * A B C D E Extension Producer/Representative Name #4 Jackson of NY Producer/Representative No. Percentage % By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 4. I have complied with requirements for disclosures and/or replacements as necessary. Program Options Note: If no option is indicated, the designated default will be used. If more than one Producer/Representative is participating in a Program Option on this case, please provide the additional Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (producers # 1-4 totaling 100%). If Percentage is left blank, all Producer/Reps will receive equal shares. * NOTE: If Liquidity Option is selected, only Program Option E is available.